Bank of America® Banc of America Leasing and Capital, LLC Amendment Number 001 to Equipment Security Note Number 001 This Amendment Number 001, dated as of December 17, 2021, to Equipment Security Note Number 001 dated as of March 25, 2020 (“Note 001”), to Master Loan and Security Agreement No. 49660-70000 dated as of March 25, 2020, as amended (the “MLSA”) between Banc of America Leasing & Capital, LLC ("Lender") and Ciner Wyoming LLC (“Borrower"). W I T N E S S E T H : WHEREAS, Lender and Borrower are parties to Note 001; and WHEREAS, Lender and Borrower desire to amend Note 001 to add additional provisions thereto. NOW, THEREFORE, in consideration of the premises and the mutual obligations herein contained, and for the other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree to add the following provisions as follows: 1. Upon the occurrence of an early full payoff of Equipment Security Note No. 002 dated as of December 17, 2021, Borrower shall simultaneously pay, in full, the outstanding amount of Note 001. 2. Borrower hereby grants to Lender a security interest in all “Collateral” (as defined in the MLSA) securing Note 002 to secure Borrower’s “Obligations” (as defined in the MLSA) under Note 001. IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written. Banc of America Leasing and Capital, LLC (Lender) Ciner Wyoming LLC (Borrower) By: By: Printed Name: Printed Name: Title: Title: Oguz Erkan President